UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

☒    Filed by the Registrant

☐    Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PPG Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

PPG INDUSTRIES, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 19, 2012

You are receiving this communication because you are a shareholder of record or a participant in a retirement or savings plan maintained by PPG and have investments in PPG stock. We are furnishing our Proxy Statement and other proxy materials to our shareholders over the Internet. Instructions on how you can receive a paper copy of PPG’s 2012 Proxy Statement and our 2011 Annual Report are set forth below. Information about the Annual Meeting of Shareholders, including the items to be voted on, is provided on the reverse side of this notice. The Board of Directors of PPG recommends that shareholders vote FOR the election of each of the four director nominees, FOR a nonbinding resolution to approve the compensation of the Company’s named executive officers, FOR an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.

THIS IS NOT A PROXY CARD. If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions below.

HOW CAN I GET A COMPLETE SET OF THE PROXY MATERIALS?

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at: www.ViewMaterial.com/PPG

•	Notice of 2012 Annual Meeting and Proxy Statement

•	2011 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 5, 2012 to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the control number (located by the arrow in the box below). Information on how to obtain directions to attend the Annual Meeting and vote in person may also be obtained by following the instructions below.

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or

2.	Access the website www.SendMaterial.com and follow the instructions provided, or

3.	Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your e-mail with a copy of the proxy materials in PDF format for this meeting only.

To vote your PPG Industries, Inc. shares, you can attend the PPG Industries, Inc. Annual Meeting of Shareholders and vote in person or you can:
1: Go to www.ViewMaterial.com/PPG
2: Click on the icon to vote your shares.
3: Enter the 11 digit Control Number (located by the arrow in the box above).
4: Follow the simple instructions to record your vote.
You will be able to vote until 11:59 p.m. Eastern Time, on April 18, 2012.

PPG INDUSTRIES, INC.

ONE PPG PLACE, PITTSBURGH, PENNSYLVANIA 15272

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2012

Dear Shareholder:

We will hold the 2012 Annual Meeting of Shareholders of PPG Industries, Inc. on Thursday, April 19, 2012, at 11:00 a.m., Eastern Time, at the David L. Lawrence Convention Center, Spirit of Pittsburgh Ballroom B, 1000 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania 15222 for the following purposes:

1.	To elect as directors the four nominees named in the Proxy Statement;

2.	To vote on a nonbinding resolution to approve the compensation of the Company’s named executive officers;

3.	To vote on an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors;

4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012; and

5.	To transact any other business that may properly come before the meeting.

Owners of shares of PPG common stock as of the close of business on February 17, 2012 are entitled to vote at the Annual Meeting.

Admission to the Annual Meeting will be by Admission Card only. You must also present a photo ID for admission to the Meeting.

If you are a shareholder of record or a participant in a retirement or savings plan maintained by PPG and plan to attend the Annual Meeting, please indicate this desire when voting via the Internet or by telephone, so that we may send you an Admission Card. However, if you have a paper proxy card because you received the proxy materials in paper form, there is an Admission Card on the top half of the proxy card. Please tear off the Admission Card and bring it with you to the Meeting.

If your shares are held through a broker, please contact your broker and request that the broker obtain an Admission Card for you or provide you with evidence of your share ownership, which will gain you admission to the Annual Meeting.

Please know that your vote is very important to us and we encourage you to vote promptly. Whether or not you expect to attend the Annual Meeting in person, please vote via the Internet or telephone, or by paper proxy card or vote instruction form, which you should complete, sign and return by mail, so that your shares may be voted.

Anne M. Foulkes
Assistant General Counsel and Secretary

Pittsburgh, Pennsylvania
March 8, 2012

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 19, 2012
Meeting Information
PPG INDUSTRIES, INC.	Meeting Type: Annual Meeting
For holders as of: February 17, 2012
Date: April 19, 2012 Time: 11:00 AM EDT
Location: David L. Lawrence Convention Center Spirit of Pittsburgh Ballrm B 1000 Fort Duquesne Blvd Pittsburgh, PA 15222
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow     (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 05, 2012 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.	Internal Use Only
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees
01	Charles E. Bunch 02 Robert Ripp 03 Thomas J. Usher 04 David R. Whitwam
The Board of Directors recommends you vote FOR the following proposal(s):
2	Proposal to approve the compensation of the Company’s named executive officers.
3	Proposal to approve an amendment to the Company’s Articles of Incorporation to provide for the annual election of directors.
4	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE